Fair value measurement	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair value measurement
1 1 .	Fair value measurement
Fair value measurements on a recurring basis
The carrying amount of cash and cash equivalents, restricted cash, short-term financial guarantee assets, accounts receivable, amounts due from related parties, accounts payable, short-term borrowing and amounts due to related parties approximates fair value because of their short-term nature. Financing receivables and funding debts are carried at amortized cost. The carrying amount of the financing receivables, funding debts approximates their respective fair value as the interest rates applied reflect the current quoted market yield for comparable financial instruments.

The following table presents the fair value hierarchy for the Group’s liabilities that are measured and recorded at fair value on a recurring basis as of December 31, 2019:

December 31, 2019	Level 1 Inputs	Level 2 Inputs	Level 3 Inputs	Balance at Fair Value
	RMB	RMB	RMB	RMB
Liabilities
Consideration payable for acquisition			(12,710)	(12,710)

Total	—	—	(12,710)	(12,710)

As of December 31, 2018, none of the Group’s assets or liabilities was measured at fair value on a recurring basis.
Fair value measurements on a
non-recurring
basis
The Group measures certain financial assets, including the long-term investments at fair value on a non-recurring
basis only if an impairment charge were to be recognized. The Group’s non-financial
assets, such as property, equipment and software, intangible assets and goodwill, would be measured at fair value only if they were determined to be impaired.